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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 1998, incorporated by reference in McGrath RentCorp's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                                      Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP


San Francisco, California
March 5, 1999